Exhibit 10.26

[***] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

COMMERCIAL PRODUCT ADDENDUM

For DOXOPHOS

THIS COMMERCIAL PRODUCT ADDENDUM is an addendum to that certain Master Manufacturing and Supply Agreement of the 25th of April, 2014 by and between BAXTER ONCOLOGY GMBH (“Baxter”), a German company having a place of business at Kantstrasse 2, 33790 Halle / Westphalia, Germany, and OASMIA PHARMACEUTICAL AB, a Swedish corporation, having offices at Vallongatan 1, SE 752 28 Uppsala Sweden (the “Commercial Supply Agreement”) and shall commence on the 20th day of May, 2014 (“Commercial Product Addendum Effective Date”) and expire at the end of 19th day of May 2019 (the “Commercial Product Addendum Term”).

This Commercial Product Addendum may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument. Upon its execution, this Commercial Product Addendum shall become effective and shall be incorporated by reference into the Master Manufacturing and Supply Agreement.

“Baxter”	“Client”

BAXTER ONCOLOGY GMBH	OASMIA PHARMACEUTICAL AB

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A to Commercial Product Addendum for DOXOPHOS

Product and Presentation, Anticipated Regulatory Approval Date and Applicable Confidentiality Agreement

Product	Presentation
DOXOPHOS	DOXOPHOS, ***

Anticipated Regulatory Approval Date for a Baxter supplied Product (Section 8.5): December, 2018.

Applicable Confidentiality Agreement (Section 18.2):

CONFIDENTIAL 2

[***] INDICATES CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION

EXHIBIT B to Commercial Product Addendum for DOXOPHOS

Initial Long Range Forecast, Annual Obligation and Supply Obligation

The Initial Long Range Forecast is as follows:

Year	Forecast
***	***units (*** Batches)
***	*** units (*** Batches)
***	*** units (*** Batches)
***	*** units (*** Batches)
***	*** units (*** Batches)

The Client’s Annual Obligation and Baxter’s Supply Obligation for each and every year in the Commercial Product Addendum Term is as follows:

Contract Year	Client’s Annual Obligation	Baxter’s Supply Obligation
***	***units (*** Batches)	***units (*** Batches)
***	***units (*** Batches)	***units (*** Batches)
***	***units (*** Batches)	***units (*** Batches)
***	***units (*** Batches)	***units (*** Batches)
***	***units (*** Batches)	***units (*** Batches)

CONFIDENTIAL 3